SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
INVESTOR SHARES

This fund's investment objective is long-term capital appreciation through investment in markets outside the United States. It seeks to achieve its investment objective by investing primarily in equity securities, which may be denominated in foreign or U.S. currency, of companies domiciled outside of the United States that have market capitalizations of $1.5 billion or less at the time of investment. It is intended for long-term investors seeking international diversification and willing to accept the risks associated with investment in smaller companies of foreign markets.

Schroder International Smaller Companies Fund (the "Fund"), a series of Schroder Capital Funds (Delaware) (the "Trust"), seeks to achieve its investment objective by investing substantially all of its assets in Schroder International Smaller Companies Portfolio (the "Portfolio"), which has an identical investment objective and substantially similar investment policies and strategies as the Fund. Accordingly, the Fund's investment experience corresponds directly with the Portfolio's investment experience. The Portfolio is a series of Schroder Capital Funds ("Schroder Core"). (See "Other Information -- Fund Structure".)

This Prospectus sets forth concisely the information you should know before investing and should be retained for future reference. To learn more about the Fund, you may obtain a copy of the Fund's current Statement of Additional
Information (the "SAI"), which is incorporated by reference into this Prospectus. The SAI dated June 27, 1997, as amended from time to time, has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials for reference on their Internet Web Site (http://www.sec.gov) or may be obtained without charge from the Trust by writing to Two Portland Square, Portland, Maine 04101 or by calling (800) 290-9826. The Fund has not authorized anyone to provide you with information that is different from what is contained in this Prospectus or in other documents to which this Prospectus refers you.



MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY AND ALSO ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ITS AFFILIATES. MUTUAL FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                PROSPECTUS
                                                                JUNE 27, 1997
                                                                AS AMENDED
                                                                OCTOBER 9, 1997

================================================================================

               FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.
        PLEASE CALL FOR COMPLETE INFORMATION AND TO OBTAIN A PROSPECTUS.
             PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

 SCHRODER CAPITAL FUNDS (DELAWARE) (800) 290-9826         SCHRODER SERIES TRUST (800) 464-3108
 SCHRODER EMERGING MARKETS FUND--                         SCHRODER EQUITY VALUE FUND
 INSTITUTIONAL PORTFOLIO                                  SCHRODER INVESTMENT GRADE INCOME FUND
 SCHRODER INTERNATIONAL BOND FUND                         SCHRODER SHORT-TERM INVESTMENT FUND
 SCHRODER INTERNATIONAL FUND                              SCHRODER SMALL CAPITALIZATION VALUE FUND
 SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
 SCHRODER U.S. EQUITY FUND
 SCHRODER U.S. SMALLER COMPANIES FUND

================================================================================

PROSPECTUS SUMMARY

         This Prospectus offers Investor Class shares ("Investor Shares" or, at times, "Shares") of the Fund, which is a separately managed, diversified series of the Trust, an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Fund invests substantially all of its assets in the Portfolio, a separately managed, diversified series of Schroder Core, an open-end, management investment company registered under the 1940 Act. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS.

     OBJECTIVE. Seeks long-term capital appreciation through investment in securities markets outside the United States.

         STRATEGY. Invests at least 65%, and normally intends to invest substantially all, of its total assets in by investing primarily in equity securities, which may be denominated in foreign or U.S. currency, of companies domiciled outside of the United States that have market capitalizations of $1.5 billion or less at the time of investment.

         INVESTMENT ADVISER. The Portfolio's investment adviser is Schroder Capital Management International Inc. ("SCMI"), 787 Seventh Avenue, New York, New York 10019. The Fund (and indirectly its shareholders) bears a pro rata portion of the investment advisory fee the Portfolio pays to SCMI. Prior to November 1, 1997, the Fund had no operating history. The historical performance of the Adviser's commingled investment fund for tax-exempt pension and profit sharing trusts which has substantially similar policies, strategies and risks, managed by Schroder Capital, the portfolio manager of the Portfolio, is presented in Appendix A.

     ADMINISTRATIVE SERVICES. Schroder Fund Advisors Inc. ("Schroder Advisors") serves as administrator and distributor of the Fund, and Forum Administrative Services, Limited Liability Company ("Forum") serves as the Fund's subadministrator.

         PURCHASES AND REDEMPTIONS OF SHARES. Shares may be purchased or redeemed by mail, by bank-wire or through your broker-dealer or other financial institution. The minimum initial investment is $10,000, except that the minimum for an Individual Retirement Account ("IRA") is $2,000. The minimum subsequent investment is $2,500 except that for IRAs the minimum is $250. (See "Investment in the Fund -- Purchase of Shares" and "--Redemption of Shares".)

         DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund annually declares and pays as a dividend substantially all of its net investment income and any net realized short-term capital gain and at least annually distributes any net realized long-term capital gain and gains from foreign currency transactions. Dividends and capital-gain distributions are reinvested automatically in additional Investor Shares of the Fund at net asset value unless you elect in your account application, or otherwise in writing, to receive dividends and other distributions in cash. (See "Dividends, Distributions and Taxes".)

         RISK CONSIDERATIONS. Alone, the Fund is not a balanced investment plan. It is intended for long-term investors seeking international diversification who are willing to accept the risks of foreign investing and the risks of investing in smaller capitalization companies, Investments in smaller capitalization companies involves risks in addition to those normally associated with investing in equity securities of large capitalization companies. In addition, investments in securities of non-U.S. issuers involve certain risks not associated with domestic investing, such as uncertain political and economic developments, and the possible imposition of exchange controls or other foreign governmental, laws or restrictions. Of course, as with any mutual fund, there is no assurance that the Fund or Portfolio will achieve its investment objective. (See "Investment Policies" and "Risk Considerations".)

         The Fund's net asset value ("NAV") varies because the market value of the Portfolio's investments will change with changes in market conditions, interest rates, currency rates, or political or economic events. When you sell your shares, they may be worth more or less than what you paid for them. (For further information, see "Risk Considerations".)

EXPENSES OF INVESTING IN THE FUND

FEE TABLE

         The table below is intended to assist you in understanding the expenses that an investor in Investor Shares of the Fund would incur. There are no transaction expenses associated with purchases or redemptions of Investor Shares.

Annual Fund Operating Expenses (as a percentage of average net assets)(1)
     Management Fees (after waivers)(2)(3)................................................................0.00%
     12b-1 Fees ...........................................................................................None
     OTHER EXPENSES (AFTER WAIVERS AND REIMBURSEMENTS)(2)(3)...............................................1.50
     -------------------------------------------------------                                               ----
     Total Fund Operating Expenses (after waivers and reimbursements)(2)(3)...............................1.50%

     (1) The Fund's expenses include its pro rata portion of all operating expenses of the Portfolio.
     (2) Management Fees reflect the fees paid by the Portfolio and the Fund for investment advisory and administrative services.
     (3) SCMI and Schroder Advisors have undertaken voluntarily to waive all or a portion of their fees and assume certain expenses of the Fund during the current fiscal year in order to limit the Fund's investment advisory fee to 0.75% and Total Fund Operating Expenses to 1.50% of the Fund's average daily net assets. This undertaking cannot be withdrawn except by a majority vote of the Trust's Board of Trustees. (See "Management of the Fund --Expenses".) Without waivers and reimbursements, Management Fees, Other Expenses and Total Fund Operating Expenses would be 1.00%, 3.04%, and 4.04%, respectively.

EXAMPLE

         The table below indicates how much you would pay in total expenses on a $1,000 investment in the Fund, assuming: (i) a 5% annual return; and (ii) redemption at the end of each time period. The example is based on the expenses listed above and assumes the reinvestment of all dividends and other distributions. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS; ACTUAL EXPENSES OR RETURNS MAY VARY FROM THOSE SHOWN. The 5% annual return is not a prediction of the Fund's return but is the percentage required by the SEC for use in this example.

         1 YEAR.............................................................$15
         3 YEARS............................................................$47
         5 YEARS............................................................$82
         10 YEARS...........................................................$179

FINANCIAL HIGHLIGHTS

         The financial highlights of the Fund are presented below to assist you in evaluating per share performance of Investor Shares of the Fund for the period shown. The Fund's unaudited financial statements for the six-month period ended April 30, 1997 are contained in the Fund's Semi-Annual Report to Shareholders and are incorporated by reference into the SAI. The Semi-Annual Report to Shareholders may be obtained without charge by writing the Fund at Two Portland Square, Portland, Maine 04101 or by calling (800) 290-9826.


                                                                  Period Ended
                                                                   April 30,
                                                                    1997 (a)
                                                               -----------------
Net Asset Value, Beginning of period                                $10.00
Investment Operations:
     Net investment Income (Loss)                                    -- (c)
     Net realized and Unrealized Gain (Loss) on
       Investments                                                   (0.64)
                                                                     ------
Total from Investment Operations                                     (0.64)
                                                                     ------
Distributions from
     Net Investment Income                                           (0.01)
Net Asset Value, End of period                                       $9.35

Total Return                                                         (6.43%)

Ratios/Supplementary Data:
     Net Assets at End of period  (000s  omitted)  $6,990  Ratios to Average Net
Assets:
     Expenses including reimbursement/waiver                         1.47%(b)(c)
     Expenses excluding reimbursement/waiver                         1.90%(b)(c)
     Net investment income (loss) including
        reimbursement/waiver                                       (0.05)%(b)(c)
     Portfolio Turnover Rate                                          8.64%(d)
     Average Brokerage Commissions                                   $0.0366(e)

(a) The Fund commenced operations on November 4, 1996.
(b) Annualized.
(c) Includes the Fund's proportionate share of income and expenses of the Portfolio.
(d) Portfolio turnover rate represents the rate of portfolio activity for the period ended April 30, 1997 of the Portfolio.
(e) Amount represents the average commission per share paid to brokers on the purchase and sale of the portfolio securities of the Portfolio.

INVESTMENT OBJECTIVE

         This Fund's investment objective is long-term capital appreciation through investment in markets outside the United States. It seeks to achieve its investment objective by investing at least 65%, and normally intends to invest substantially all, of its total assets in equity securities, which may be denominated in foreign or U.S. currency, of companies domiciled outside of the United States that have market capitalizations of $1.5 billion or less at the time of investment.

         The Fund currently seeks to achieve its investment objective by investing substantially all of its assets in the Portfolio, which has an identical investment objective and substantially similar policies and strategies as the Fund. There can be no assurance that the Fund or Portfolio will achieve its investment objective.

INVESTMENT POLICIES

         Although the following information describes the investment policies of the Portfolio and the responsibilities of Schroder Core's Board of Trustees (the "Schroder Core Board"), it applies equally to the Fund and the Trust's Board of Trustees (the "Trust Board"). Additional information concerning the investment policies and restrictions of the Fund and the Portfolio is contained in the SAI.

         The investment objective and fundamental investment policies may not be changed without approval of the holders of a majority of the outstanding voting securities of the Portfolio. A majority of outstanding voting securities means the lesser of: (i) 67% of the shares present or represented at a shareholder meeting at which the holders of more than 50% of the outstanding shares are present or represented; or (ii) more than 50% of outstanding shares. Unless otherwise indicated, all investment policies of the Portfolio are not fundamental. Non-fundamental investment policies may be changed by the Schroder Core Board without approval of the investors in the Portfolio.

         The Portfolio normally invests in equity securities of issuers that have market capitalizations under $1.5 billion or less at the time of investment. Investments by the Portfolio are selected by Schroder Capital on the basis of their potential for capital appreciation without regard for current income. Schroder Capital generally considers the following factors in determining the potential for capital appreciation: (i) issuers' potential for long-term growth; (ii) issuers' financial conditions; (iii) valuation; (iv) issuers' sensitivity to cyclical factors; and (v) whether issuers' management holds a significant equity position in the issuer.

         The Portfolio may purchase preferred stock and convertible securities, including warrants and convertible preferred stock, and may purchase American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other similar securities (collectively, "Depositary Receipts") of foreign issuers. Depositary receipts typically are receipts issued by a financial institution or trust company evidencing ownership of underlying securities. For temporary defensive purposes, the Portfolio may invest without limitation in (or enter into repurchase agreements maturing in seven days or less with U.S. banks and broker-dealers with respect to) short-term debt securities, including U.S. government securities and certificates of deposit and bankers' acceptances of U.S. banks. The Portfolio may also hold cash and time deposits in foreign banks denominated in any major foreign currency. (See "Additional Investment Policies and Risk Considerations" in the Prospectus and "Investment Policies" in the SAI for further information about all these types of investments.)

         Countries in which the Portfolio may invest include, but are not limited to, Japan, Germany, the United Kingdom, France, Italy, Belgium, Austria, Finland, Ireland, New Zealand, Switzerland, the Netherlands, Hong Kong, Singapore, Malaysia, Australia, Sweden, Norway, Denmark and Spain. The Portfolio has a non-fundamental policy to invest in the securities of foreign issuers domiciled in at least three foreign countries. In general, the Portfolio invests only in securities of companies and governments in countries that Schroder Capital, in its judgment, considers both politically and economically stable. The Portfolio may invest more than 25% of its total assets in issuers located in any one country. To the extent it invests in issuers located in one country, the Portfolio may be susceptible to factors adversely affecting that country. (See "Additional Investment Policies and Risk Considerations".)

         In selecting securities denominated in foreign currencies, Schroder Capital considers, among other factors, the effect of movement in currency exchange rates on the U.S.-dollar value of such securities. An increase in the value of a currency will increase the total return to the Portfolio of securities denominated in such currency. Conversely, a decline in the value of the currency will reduce the total return. The Portfolio may also enter into foreign exchange contracts, including forward contracts to purchase or sell foreign currencies, in anticipation of its currency requirements and to protect against possible adverse movements in foreign exchange rates. Although such contracts may reduce the risk of loss to the Portfolio from adverse movements in currency values, the contracts also limit possible gains from favorable movements. (See "Additional Investment Policies and Risk Considerations".)

ADDITIONAL INVESTMENT POLICIES AND RISK CONSIDERATIONS

         COMMON AND PREFERRED STOCK AND WARRANTS. The Portfolio may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company, are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and preferred stockholders, if any, are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment. A preferred stockholder is a shareholder in a company and not a creditor of the company, as is a holder of the company's fixed-income securities. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and not interest payments, which are expenses of the company. Equity securities owned by the Portfolio may be traded in the over-the counter market or on a securities exchange but may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the Portfolio of a security to meet withdrawals by interest holders or otherwise may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.

         The Portfolio may also invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time.

         OPTIONS AND FUTURES TRANSACTIONS. While the Portfolio does not presently intend to do so, it may write covered call options and purchase certain put and call options, stock-index futures, and options on stock-index futures and broadly-based stock indices, all of which are referred to as "Hedging Instruments". In general, the Portfolio may use Hedging Instruments:
(i) to attempt to protect against declines in the market value of the portfolio's securities, and thus protect the Fund's net asset value per share against downward market trends; or (ii) to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities. The Portfolio will not use Hedging Instruments for speculation. The Hedging Instruments that the Portfolio is authorized to use have certain risks associated with them. Principal among such risks are: (i) the possible failure of such instruments as hedging techniques in cases where the price movements of the securities underlying the options or futures do not follow the price movements of the portfolio securities subject to the hedge; (ii) potentially unlimited loss associated with futures transactions and the possible lack of a liquid secondary market for closing out a futures position; and (iii) possible losses resulting from the inability of the investment adviser to correctly predict the direction of stock prices, interests rates and other economic factors. The Hedging Instruments that the Portfolio may use and the risks associated with them are described in greater detail under "Options and Futures Transactions" in the SAI.

         SHORT SALES AGAINST-THE-BOX. The Portfolio may not sell securities short except in "short sales against-the-box". For federal income tax purposes, short sales against-the-box may be made to defer recognition of gain or loss on the sale of securities "in the box", and no income can result and no gain can be realized from securities sold short against-the-box until the short position is closed out. Such short sales are subject to the limits described under "Fundamental Restrictions". (See "Short Sales Against-the-Box" in the SAI for further details.)

         DEPOSITARY  RECEIPTS.  The  Portfolio  may  invest in  certain  issuers exclusively or primarily through the purchase of sponsored and unsponsored Depositary Receipts, including American Depositary Receipts ("ADRs")and other similar securities, such as European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or International Depositary Receipts ("IDRs"), or through investment in government-approved investment companies or other vehicles. ADRs are receipts typically issued by U.S. banks evidencing ownership of the underlying securities, into which they are convertible. These securities may or may not be denominated in the same currency as the underlying securities. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. EDRs, GDRs and IDRs are similar to ADRs and are designed for use in foreign markets.

         FOREIGN EXCHANGE CONTRACTS. Changes in foreign currency exchange rates affect the U.S.-dollar values of securities denominated in currencies other than the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies fluctuates in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors, many of which may be difficult if not impossible to predict. When investing in foreign securities, the Portfolio usually effects currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign exchange market. The Portfolio incurs foreign exchange expenses in converting assets from one currency to another.

         The Portfolio may enter into foreign currency forward contracts or currency futures or options contracts for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which the Portfolio has investments may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. This method of attempting to hedge the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities and may expose the Portfolio to the risk that the counterparty is unable to perform. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. The Portfolio does not intend to maintain a net exposure to such contracts where the fulfillment of obligations under such contracts would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in the currency. The Portfolio will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. These contracts involve a risk of loss if Schroder Capital fails to predict currency values correctly.

         The Portfolio is required to distribute substantially all of its investment income in U.S. dollars. Because most of the Portfolio's income is received and realized in foreign currencies; a decline in the value of a particular foreign currency against the U.S. dollar occurring after the Portfolio's income has been earned may require the Portfolio to liquidate some portfolio securities to acquire sufficient U.S. dollars to make such distributions. Similarly, if the exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the Portfolio may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

         FIRM- AND STANDBY-COMMITMENT AGREEMENTS AND WHEN-ISSUED SECURITIES. New issues of certain debt securities are often offered on a when-issued basis. That is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm- and standby-commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. The transactions are entered into in order to secure what is considered to be an advantageous price and yield to the Portfolio and not for purposes of leveraging the

Portfolio's assets. However, the Portfolio will not accrue any income on these securities prior to delivery. The value of when-issued securities and firm- and standby-commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest-rate levels. There is a risk that a party with whom the Portfolio has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Portfolio.

         DEBT SECURITIES. The Portfolio may also invest in debt obligations of the United States and its subdivisions, foreign governments, international organizations and foreign corporations. The Portfolio may from time to time invest up to 5% of its total assets in debt securities with high risk and high yields (as compared to other debt securities meeting the Portfolio's investment criteria). The debt securities in which the Portfolio invests may be unrated but will not be in default at the time of purchase. The value of debt securities generally varies inversely with interest rate changes. (See "Additional Investment Policies and Risk Considerations".)

         BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS. The Portfolio may invest in certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and in certificates of deposit, time deposits, and other short-term obligations issued by savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Portfolio will limit its investment in time deposits for which there is a penalty for early withdrawal to 15% of its net assets.

         ILLIQUID AND RESTRICTED SECURITIES. As a non-fundamental policy, the Portfolio will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale ("restricted securities"). There may be undesirable delays in selling illiquid securities at prices representing their fair value. This policy includes over-the-counter options held by the Portfolio and the "in the money" portion of the assets used to cover such options. The limitation on investing in restricted securities does not include securities that may not be resold to the general public but may be resold to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, as amended. If SCMI determines that a "Rule 144A security" is liquid pursuant to guidelines adopted by the Trust Board, the security will not be deemed illiquid. These guidelines take into account trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, that security may become illiquid, which could affect the Portfolio's liquidity. (See "Investment Policies -- Illiquid and Restricted Securities" in the SAI for further information.)

         LENDING OF PORTFOLIO SECURITIES. The Portfolio may lend its investment securities to brokers, dealers and financial institutions for the purpose of realizing additional income. The total market value of securities loaned will not at any time exceed 25% of the value of the total assets of the Portfolio. The risk in lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Portfolio's investment adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

         COMMERCIAL PAPER. The Portfolio may invest in commercial paper, which represents short-term unsecured promissory notes issued by banks or bank holding companies, corporations and finance companies. The Portfolio may invest in commercial paper primarily rated at the time of investment "P-1" by Moody's
Investor Service ("Moody's") or "A-1" by Standard and Poor's ("S&P"), or, if unrated by Moody's or S&P, deemed comparable in quality by the Portfolio's investment adviser. The Portfolio may also invest in commercial paper rated below "A-1"/ "P-1"; however, such investments are subject to the Portfolio's 10% limit on high-yield, high-risk securities. (See "Appendix A -- Description of Securities Ratings" to the SAI.)

         REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements. A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, a seller -- a U.S. bank or recognized broker-dealer -- sells securities to the Portfolio and agrees to repurchase the securities at the Portfolio's cost plus interest within a specified period (normally one day). In these transactions, the values of the underlying securities purchased by the Portfolio are monitored at all times by SCMI to ensure that the total value of the securities equals or exceeds the value of the repurchase agreement, and the Portfolio `s custodian bank holds the securities until they are repurchased. In the event of default by the seller under the repurchase agreement, the Portfolio may have difficulties in exercising its rights to the underlying securities and may incur costs and experience time delays in disposing of them. To evaluate potential risks, SCMI reviews the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements.

         TEMPORARY DEFENSIVE INVESTMENTS. For temporary defensive purposes, the Portfolio may invest without limitation in (or enter into repurchase agreements maturing in seven days or less with U.S. banks and broker-dealers with respect
to) short-term debt securities, including commercial paper, U.S. Treasury bills, other short-term U.S. Government securities, certificates of deposit and bankers' acceptances of U.S. banks. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government or its agencies, instrumentalities or government-sponsored enterprises. The Portfolio also may hold cash and time deposits in U.S. banks. In transactions involving "repurchase agreements," the Portfolio purchases securities from a bank or broker-dealer who agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. The securities purchased by the Portfolio have a total value in excess of the value of the repurchase agreement and are held by the Portfolio's custodian bank until repurchased. (See "Investment Policies" in Part B for further information about all these securities.)

RISK CONSIDERATIONS

         FOREIGN INVESTMENTS. Investments in foreign securities involve certain risks not associated with domestic investments, including fluctuations in foreign exchange rates, uncertain political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.

         Foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as economic growth rates, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments positions. Certain foreign investments may also be subject to foreign withholding taxes, thereby reducing the income available for distribution to the Portfolio's interestholders. Additionally, commission rates payable on foreign portfolio transactions may often be higher than in the U.S. Because international investments generally involve risks in addition to those risks associated with investments in the U.S., the Fund should be considered only as a vehicle for international diversification and not as a complete investment program.

         Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. Often, available information about issuers and their securities is less extensive in foreign markets, particularly emerging market countries, than in the United States. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S.
laws.

         Moreover: (i) interest payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income earned by the Portfolio;
(ii) accounting, auditing and financial reporting standards differ from those in the U.S., which means that less information about foreign companies may be available than is generally available about issuers of comparable securities in the U.S.; (iii) foreign securities may trade less frequently and/or with less volume than U.S. securities and consequently may exhibit greater price volatility; and (iv) foreign securities trading practices, including those involving securities settlement, may expose the Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer or registrar.

         GEOGRAPHIC CONCENTRATION. The Portfolio may invest more than 25% of its total assets in issuers located in any one country. To the extent that it invests in issuers located in one country, the Portfolio is susceptible to factors adversely affecting that country, including the political and economic developments and foreign exchange rate fluctuations discussed above. As a result of investing substantially in one country, the value of the Portfolio's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration.

         CURRENCY FLUCTUATIONS AND DEVALUATIONS. Because the Portfolio will invest in non-U.S. dollar denominated securities, changes in foreign currency exchange rates will affect the value of the Portfolio's investments. A decline against the dollar in the value of currencies in which the Portfolio's investments are denominated will result in a corresponding decline in the dollar value of its assets. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

         The Portfolio may enter into foreign currency forward contracts to purchase or sell foreign currencies in anticipation of its currency requirements and to protect against possible adverse movements in foreign exchange rates. Although such contracts may reduce the risk of loss to the Portfolio due to a decline in the value of the currency sold, they also limit any possible gain that might result should the value of such currency rise. (See "Options and Futures Transactions".)

         SMALLER COMPANIES. Investments in smaller capitalization companies involve greater risks than those associated with investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies and, consequently, generally has a disproportionate effect on their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

         Investments in small, unseasoned issuers generally involve greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel which have not been thoroughly tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities, which the Portfolio may purchase when they are offered to the public for the first time, may have a limited trading market, which may adversely affect their sale by the Portfolio and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engage in trading this type of security, the Portfolio may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

         FIXED-INCOME SECURITIES AND THEIR CHARACTERISTICS. Fixed-income securities generally are subject to market risk and credit risk. Market risk refers to the change in the market value of investments by the Portfolio in fixed income securities, including money market instruments, when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations. There is normally an inverse relationship between the market value of fixed-rate debt securities and changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater will be the effect of interest rate changes on the market value of that security. The Portfolio's investments are subject to "credit risk" relating to the financial condition of the issuers of the securities that the Portfolio holds. Credit risk refers to changes in the ability of an issuer to make payments of interest and principal when due and changes in the market's perception of an issuer's creditworthiness that affect the value of the debt securities of that issuer.

MANAGEMENT OF THE FUND

  SCHRODER GROUP ASSETS UNDER MANAGEMENT WORLDWIDE AS OF DECEMBER 31,1996- OVER
                                  $150 BILLION


                                 [WORLD GRAPHIC]


 THE SCHRODER INVESTMENT MANAGEMENT GROUP INVESTMENT AND REPRESENTATIVE OFFICES
  WORLDWIDE INCLUDE NEW YORK, LONDON, BOSTON, ZURICH, WARSAW, TOKYO, HONG KONG, BEIJING, SHANGHAI, TAIPEI, SEOUL, BANGKOK, KUALA LUMPUR, SINGAPORE, JAKARTA,
                  SYDNEY, BUENOS AIRES, SAO PAULO, AND BOGOTA.

    TOGETHER, SCHRODER CAPITAL MANAGEMENT INTERNATIONAL AND SCHRODER CAPITAL
                    MANAGEMENT INC. MANAGE OVER $24 BILLION

BOARDS OF TRUSTEES

         The business and affairs of the Fund are managed under the direction of the Trust Board. The business and affairs of the Portfolio are managed under the direction of the Schroder Core Board. Additional information regarding the Trustees and executive officers of the Trust, as well as Schroder Core's trustees and executive officers, may be found in the SAI under the heading "Management, Trustees and Officers".

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

         As investment adviser to the Portfolio, SCMI manages the Portfolio and continuously reviews, supervises and administers its investments. SCMI is responsible for making decisions relating to the Portfolio's investments and placing purchase and sale orders regarding such investments with brokers or dealers it selects. For these services, the Investment Advisory Agreement between SCMI and the Trust provides that SCMI is entitled to receive a monthly advisory fee at the annual rate of 0.85% of the Portfolio's average daily net assets, which the Fund indirectly bears through investment in the Portfolio. SCMI has agreed, however, to waive 0.10% of the advisory fees payable under the Investment Advisory Agreement by the Portfolio. Such fee limitation arrangement shall remain in effect until its elimination is approved by the Schroder Core Board. The Fund bears no separate investment advisory fee directly. Prior to November 1, 1996, the Fund had no operating history. The historical performance of the Adviser's commingled investment fund for tax-exempt pension and profit sharing trusts which has substantially similar policies, strategies and risks, managed by Schroder Capital, the portfolio manager of the Portfolio, is presented in Appendix A.

         SCMI is a wholly owned U.S. subsidiary of Schroders Incorporated, the wholly owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large world-wide group of banks and financial services companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices located in eighteen countries world-wide. The Schroder Group specializes in providing investment management services.

         As of the date of this Prospectus, Schroder Capital has been investing in international small companies as a specialist area for over 20 years and has 14 analysts dedicated to following small company stock. Schroders' analysts maintain contact with over 1,500 small companies in a typical year and conduct over 900 exclusive on-site company visits.

     Richard R. Foulkes, a Vice President of the Trust and Deputy Chairman of SCMI, with the assistance of an SCMI investment committee, is primarily responsible for the day-to-day management of the Portfolio's investments. Mr. Foulkes has managed the Portfolio's investment portfolio since January 1997. Mr. Foulkes has been a Director and Executive Vice President of Schroder Capital Management International Ltd. since 1989 and a Deputy Chairman/Executive Vice President of Schroder Capital Management Inc. since October 1995.

         The Fund pursues its investment objective through investment in the Portfolio. The Fund may withdraw its investment from the Portfolio at any time if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. (See "Other Information -- Fund Structure".) Accordingly, the Fund has retained SCMI as its investment adviser to manage the Fund's assets in the event the Fund withdraws its investment. SCMI does not receive an investment advisory fee with respect to the Fund so long as the Fund remains completely invested in the Portfolio (or any other investment company). If the Fund resumes directly investing in portfolio securities, the Fund will pay SCMI a monthly advisory fee at the annual rate of 0.75% of the Fund's average daily net assets. The investment advisory agreement between SCMI and the Trust with respect to the Fund is the same in all material respects as the investment advisory contract between SCMI and Schroder Core with respect to the Portfolio (except as to the parties, the fees payable thereunder, the circumstances under which fees will be paid and the jurisdiction whose laws govern the agreement).

ADMINISTRATIVE SERVICES

         On behalf of the Fund, the Trust has entered into an administration agreement with Schroder Advisors, 787 Seventh Avenue, 34th Floor, New York, New York 10019. On behalf of the Portfolio, the Trust has also entered into a subadministration agreement with Forum, Two Portland Square, Portland, Maine 04101. Pursuant to these agreements, Schroder Advisors and Forum provide certain management and administrative services necessary for the Fund's operations, other than the investment management and administrative services provided to the Portfolio by SCMI. Schroder Advisors is compensated at the annual rate of 0.10% of the Fund's average daily net assets. Forum is compensated at the annual rate of 0.075% of the Fund's average daily net assets.

         Schroder Advisors and Forum provide similar services to the Portfolio, for which the Portfolio pays Schroder Advisors at the annual rate of 0.15% of the Portfolio's average daily net assets and pays Forum at the annual rate of 0.075% of the Portfolio's average daily net assets.

EXPENSES

         SCMI and Schroder Advisors have undertaken voluntarily to waive a portion of their fees or assume certain expenses of the Fund in order to limit total Fund expenses excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses chargeable to Investor Shares to 1.50% of the average daily net assets of the Fund attributable to those shares. This expense limitation cannot be modified or withdrawn except by a majority vote of the Trustees of the Trust who are not affiliated persons (as defined in the 1940 Act) of the Trust. If expense reimbursements are required, they will be made on a monthly basis. Forum has agreed to waive, up to 0.025%, a pro rata portion of its fees at the Fund level as necessary to keep the total expense ratio for the Fund, including indirect expenses borne by the Fund as a result of investing in the Portfolio, at 1.50% of the average daily net assets of the Fund.

PORTFOLIO TRANSACTIONS

         SCMI places orders for the purchase and sale of the Portfolio's investments with brokers and dealers selected by SCMI in its discretion and seeks "best execution" of such portfolio transactions. The Portfolio may pay higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Commission rates for brokerage transactions are fixed on many foreign securities exchanges, and this may cause higher brokerage expenses to accrue to the Portfolio than would be the case for comparable transactions effected on U.S.
securities exchanges.

         Subject to the Portfolio's policy of obtaining the best price consistent with quality of execution on transactions, SCMI may employ Schroder Securities Limited and its affiliates (collectively, "Schroder Securities") affiliates of SCMI to effect transactions of the Portfolio on certain foreign securities exchanges. Because of the affiliation between SCMI and Schroder Securities, the Portfolio's payment of commissions to Schroder Securities is subject to procedures adopted by the Schroder Core Board designed to ensure that such commissions will not exceed the usual and customary brokers' commissions. No specific portion of the Portfolio's brokerage will be directed to Schroder Securities and in no event will Schroder Securities receive such brokerage in recognition of research services.

         Although the Portfolio does not currently engage in directed brokerage arrangements to pay expenses, it may do so in the future. These are arrangements whereby brokers executing the Portfolio's portfolio transactions would agree to pay designated expenses of the Portfolio if brokerage commissions generated by the Portfolio reached certain levels. These arrangements might reduce the Portfolio's expenses (and, indirectly, the Fund's expenses). As anticipated, these arrangements would not materially increase the brokerage commissions paid by the Portfolio.

CODE OF ETHICS

         The Trust, Schroder Core, SCMI, Schroder Advisors, and Schroders Incorporated have each adopted a code of ethics that contains a policy on personal securities transactions by "access persons," including portfolio managers and investment analysts. That policy complies in all material respects with the recommendations set forth in the Report of the Advisory Group on Personal Investing of the Investment Company Institute, of which the Trust is a member.

INVESTMENT IN THE FUND

PURCHASE OF SHARES

         Investors may purchase Investor Shares directly from the Trust. Prospectuses, sales material and account applications can be obtained from the Trust or through Forum Financial Corp., the Fund's transfer agent (the "Transfer Agent"). (See "Other Information -- Shareholder Inquiries".) Investments also may be made through broker-dealers and other financial institutions that assist their customers in purchasing Fund Shares ("Financial Institutions"). Financial Institutions may charge their customers a service fee for processing orders to purchase or sell shares. Investors wishing to purchase Shares through a Financial Institution should contact that organization directly for appropriate instructions.

         Shares of the Fund are offered at the net asset value next determined after receipt of a completed account application (at the address set forth below). The minimum initial investment is $100,000. There is no minimum subsequent investment. SCMI reserves the right to waive the minimum initial investment at its discretion. All purchase payments are invested in full and fractional shares. The Fund is authorized to reject any purchase order.

     Purchases may be made by mailing a check (in U.S. dollars), payable to "Schroder International Smaller Companies Fund" to:

                 Schroder International Smaller Companies Fund - Investor Shares P.O. Box 446
                 Portland, Maine 04112

         For initial purchases, the check must be accompanied by a completed account application in proper form. Further documentation, may be requested from corporations, administrators, executors, personal representatives, directors or custodians to evidence the authority of the person or entity making the investment.

         Investors may transmit purchase payments by Federal Reserve Bank wire directly to the Fund as follows:

           Chase Manhattan Bank
           New York, NY
           ABA No.: 021000021
           For Credit To: Forum Financial Corp.
           Account No.: 910-2-718187
           Ref.: Schroder International Smaller Companies Fund - Investor Shares Account of: (shareholder name)
           Account No.: (shareholder account number)

         The wire order must specify the name of the Fund, the shares' class (I.E., Investor Shares), the account name and number, address, confirmation number, amount to be wired, name of the wiring bank and name and telephone number of the person to be contacted in connection with the order. If the initial investment is by wire, an account number will be assigned and an account application must be completed and mailed to the Fund before any account becomes active. Wire orders received prior to 4:00 p.m. (Eastern time) on each day that the New York Stock Exchange is open for trading (a "Fund Business Day") will be processed at the net asset value determined as of that day. Wire orders received after 4:00 p.m. (Eastern time) will be processed at the net asset value determined as of the next Fund Business Day. (See "Net Asset Value".)

         The Fund's Transfer Agent establishes for each shareholder of record an open account to which all shares purchased and all reinvested dividends and other distributions are credited. Although most shareholders elect not to receive share certificates, certificates for full shares can be obtained by specific written request to the Fund's Transfer Agent. No certificates are issued for fractional shares.

         The Transfer Agent will deem an account lost if six months have passed since correspondence to the shareholder's address of record is returned, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost, dividends and other distributions will automatically be reinvested. In addition, the amount of any outstanding checks for dividends and capital-gain distributions that have been returned to the Transfer Agent will be reinvested, and the checks will be canceled.

RETIREMENT PLANS AND INDIVIDUAL RETIREMENT ACCOUNTS

         Shares of the Fund are offered in connection with tax-deferred retirement plans. Applications forms and further information about these plans, including applicable fees, are available upon request. Before investing in the Fund through one of these plans, investors should consult their tax advisors.

     The Fund may be used as an investment vehicle for an IRA including SEP-IRA. An IRA naming The First National Bank of Boston as custodian is available from the Trust or the Transfer Agent. The minimum initial investment for an IRA is $25,000. There is no minimum subsequent investment amount. Under certain circumstances contributions to an IRA may be tax deductible. IRAs are available to individuals (and their spouses) who receive compensation or earned income whether or not they are active participants in a tax-qualified or government-approved retirement plan. An IRA contribution by an individual or spouse who participates in a tax-qualified or government-approved retirement plan may not be deductible, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before effecting a rollover.

STATEMENT OF INTENTION

         Investor Share investors also may meet the minimum initial investment requirement based on cumulative purchases by means of a written Statement of Intention, expressing the investor's intention to invest $100,000 or more in Investor Shares of the Fund within a period of 13 months.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the account application form. Current Fund shareholders can obtain a Statement of Intention form by contacting the Transfer Agent.

         The Fund reserves the right to redeem shares in any account if, at the end of the Statement of Intention period, the account does not have a value of at least the minimum investment amount.

EXCHANGES

         Shareholders may exchange Investor Shares of the Fund for Investor Shares of any other fund of the Trust so long as they meet the initial investment minimum of the fund being purchased and maintain the respective minimum account balance in each fund in which they own shares. Exchanges between each fund are at net asset value.

         For federal income tax purposes an exchange is considered to be a sale of shares on which a shareholder may realize a capital gain or loss. An exchange may be made by calling the Transfer Agent at (800) 344-8332 or by mailing written instructions to Schroder Capital Funds (Delaware), P.O. Box 446, Portland, Maine 04112. Exchange privileges may be exercised only in those states where shares of the other series of the Trust may legally be sold. Exchange privileges may be amended or terminated at any time upon sixty (60) days' notice.

REDEMPTION OF SHARES

         Shares of the Fund are redeemed at their next determined net asset value after receipt by the Fund (at the address set forth above under "Purchase of Shares") of a redemption request in proper form. Redemption requests may be made between 9:00 a.m. and 6:00 p.m. (Eastern time) on each Fund Business Day. Redemption requests that are received prior to 4:00 p.m. (Eastern time) will be processed at the net asset value determined as of that day. Redemption requests that are received after 4:00 p.m. (Eastern time) will be processed at the net asset value determined the next Fund Business Day. (See "Net Asset Value".)

         BY TELEPHONE. Redemption requests may be made by telephoning the Transfer Agent at the telephone number on the cover page of this Prospectus. A shareholder must provide the Transfer Agent with the class of shares, the dollar amount or number of shares to be redeemed, shareholder account number, and some additional form of identification such as a password. A redemption by telephone may be made only if the telephone redemption privilege option has been elected on the account application or otherwise in writing. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, reasonable procedures will be followed by the Transfer Agent to confirm that telephone instructions are genuine. The Transfer Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent redemption requests, but may be liable if they do not follow these procedures. Shares for which certificates have been issued may not be redeemed by telephone. In times of drastic economic or market changes, it may be difficult to make redemptions by telephone.
 If a shareholder cannot reach the Transfer Agent by telephone, redemption requests may be mailed or hand-delivered to the Transfer Agent.

         WRITTEN REQUESTS. Redemptions may be made by letter to the Fund specifying the class of shares, the dollar amount or number of shares to be redeemed and the shareholder account number. The letter must also be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign) and, in certain cases, signatures must be guaranteed by an institution that is acceptable to the Transfer Agent. Such institutions include certain banks, brokers, dealers (including municipal and government securities brokers and dealers), credit unions and savings associations. Notaries public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. Questions concerning the need for signature guarantees or documentation of authority should be directed to the Fund at the above address or by calling the telephone number appearing on the cover of this Prospectus.

         If shares to be redeemed are held in certificate form, the certificates must be enclosed with the redemption request and the assignment form on the back of the certificates and the assignment form on the back of the certificates (or an assignment separate from the certificates but accompanied by the certificates), must be signed by all owners in exactly the same way the owners' names are written on the face of the certificates. Requirements for signature guarantees and/or documentation of authority as described above could also apply. For your protection, the Fund suggests that certificates be sent by registered mail.

         ADDITIONAL REDEMPTION INFORMATION. Checks for redemption proceeds will normally be mailed within seven days. No redemption proceeds will be mailed until checks in payment for the purchase of the shares to be redeemed have been cleared, which may take up to 15 calendar days from the purchase date. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record.

         The Fund may suspend the right of  redemption  during any period  when:
(i) trading on the New York Stock Exchange is restricted or that exchange is closed; (ii) the SEC has by order permitted such suspension; or (iii) an emergency (as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.

         If the Trust Board determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may redeem shares in whole or in part by a distribution in kind of portfolio securities (from the investment portfolio of the Portfolio or of the Fund), in lieu of cash. The Fund will, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of net assets during any 90-day period for any one shareholder. In the event that payment for redeemed shares is made wholly or partly in portfolio securities, the shareholder may be subject to additional risks and costs in converting the securities to cash. (See "Additional Purchase and Redemption Information -- Redemption in Kind" in the SAI.)

         The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

         Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account (other than an IRA) if at any time the account does not have a value of at least $2,000, unless the value of the account falls below that amount solely as a result of market activity. Shareholders will be notified that the value of the account is less than $2,000 and be allowed at least 30 days to make an additional investment to increase the account balance to at least $2,000.

NET ASSET VALUE

         The net asset value per share of the Fund is calculated separately for each class of shares of the Fund at 4:00 p.m. (Eastern time), Monday through Friday, each Fund Business Day, which excludes the following U.S. holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is calculated by dividing the aggregate value of the Fund's assets less all Fund liabilities, if any, by the number of shares of the Fund outstanding.

         The net asset value per share of the Fund is calculated separately for each class of Shares of the Fund at 4:00 p.m. (Eastern time), Monday through Friday, each Fund Business Day, which excludes the following U.S. holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,

Thanksgiving Day and Christmas Day. Net asset value per Share is calculated by dividing the aggregate value of the Fund's assets less all Fund liabilities, if any, by the number of Shares of the Fund outstanding.

         Generally, securities held by the Portfolio that are listed on recognized stock exchanges are valued at the last reported sale price, on the day when the securities are valued (the "Valuation Day"), on the primary exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges for which there were no sales on the Valuation Day are valued at the last sale price on the proceeding trading day or at closing mid-market prices. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Schroder Core Board.

         Trading in securities on non-U.S. exchanges and over-the-counter markets may not take place on every day that the New York Stock Exchange is open for trading. Furthermore, trading takes place in various foreign markets on days on which the Fund's net asset value is not calculated. If events materially affecting the value of foreign securities occur between the time when their price is determined and the time when net asset value is calculated, such securities will be valued at fair value as determined in good faith by using methods approved by the Schroder Core Board.

         All assets and liabilities of the Portfolio denominated in foreign currencies are valued in U.S. dollars based on the exchange rate last quoted by a major bank prior to the time when the net asset value of the Fund is calculated.

DIVIDENDS, DISTRIBUTIONS AND TAXES

THE FUND

         The Fund intends to comply with the provisions of Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. By complying therewith, the Fund will not have to pay federal income tax on that part of its investment income or net realized capital gain that is distributed to shareholders. The Fund intends to distribute substantially all of its income and net realized capital gain and, therefore, intends not to be subject to federal income tax.

         Dividends and capital-gain distributions on a class of shares are reinvested automatically in additional shares of the same class at net asset value unless the shareholder has elected in the account application, or otherwise in writing, to receive dividends and other distributions in cash.

         After every dividend and other distribution, the value of a share declines by the amount of the distribution. Purchases made shortly before a dividend or other distribution include in the purchase price the amount of the distribution, which will be returned to the investor in the form of a taxable distribution.

         Dividends and other distributions paid by the Fund with respect to both classes of its shares are calculated in the same manner and at the same time. The per share dividends on Advisor Shares are expected to be lower than the per share dividends on Investor Shares as a result of any compensation payable to Service Organizations for shareholder servicing for the Advisor Shares.

         Dividends from the Fund's income generally are taxable to shareholders as ordinary income whether dividends are invested in additional shares or received in cash. Distributions by the Fund of any net capital gain is taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held the shares. Each year the Trust will notify shareholders of the tax status of dividends and other distributions.

         Dividends from the Fund will qualify for the dividends-received deduction for corporate shareholders to the extent dividends do not exceed the aggregate amount of dividends received by the Fund from domestic corporations, provided the Fund shares are held for more than 45 days. If securities held by the Fund are considered to be debt-financed (generally, acquired with borrowed funds); are held by the Fund for fewer than 46 days (91 days in the case of certain preferred stock); or are subject to certain forms of hedges or short sales, then the portion of the dividends paid by the Fund attributable to such securities will not be eligible for the dividends-received deduction.

         A redemption of shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's basis in the redeemed shares. If shares are redeemed at a loss after being held for six months or less, the loss will be treated as a long-term, rather than a short-term, capital loss to the extent of any capital-gain distributions received on those shares.

         The Fund must withhold 31% from dividends, capital-gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital-gain distributions payable to such shareholders who otherwise are subject to backup withholding. Depending on the residence of a shareholder for tax purposes, distributions from the Fund may also be subject to state and local taxes, including withholding taxes.

         In an effort to adhere to certain tax requirements, the Fund may have to limit its investment activity in some types of instruments.

         If the Fund's dividends exceed its taxable income in any year, all or a portion of the Fund's dividends may be treated as a return of capital to shareholders for tax purposes. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. Shareholders will be notified by the Trust if a distribution included a return of capital.

         EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on the Portfolio and its investments, which generally reduce the Fund's income. However, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income or capital gain than was actually distributed by the Fund but will also show the amount of the available offsetting credit or deduction.

         If the Fund is eligible to do so, it intends to elect to permit its shareholders to take a credit (or a deduction) for the Fund's share of foreign income taxes paid by the Portfolio. If the Fund does make such an election, its shareholders would include as gross income in their federal income tax returns both: (i) distributions received from the Fund; and (ii) the amount that the Fund advises is their pro rata portion of foreign income taxes paid with respect to or withheld from dividends and interest paid to the Portfolio from its foreign investments. Shareholders then would be entitled, subject to certain limitations, to take a foreign tax credit against their federal income tax liability for the amount of such foreign taxes or else to deduct such foreign taxes as an itemized deduction from gross income.

         The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders; see the SAI for further information. Shareholders should consult their own tax advisors as to the tax consequences of their ownership of shares.

THE PORTFOLIO

         The Portfolio is not required to pay federal income tax because it is classified as a partnership for federal income tax purposes. All interest, dividends and gains and losses of the Portfolio will be deemed to have been "passed through" to the Fund in proportion to its holdings in the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio. The Portfolio intends to conduct its operations so as to enable the Fund to qualify as a regulated investment company.

OTHER INFORMATION

CAPITALIZATION AND VOTING

         The Trust was organized as a Maryland corporation on July 30, 1969; reorganized on February 29, 1988, as Schroder Capital Funds, Inc.; and reorganized on January 9, 1996, as a Delaware business trust. The Trust has authority to issue an unlimited number of shares of beneficial interest. The Trust Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide portfolios or series into classes of shares (such as the Investor Shares), and the costs of doing so will be borne by the Trust. The Trust currently consists of seven separate portfolios, each of which has separate investment objectives and policies.

         The Fund currently consists of two classes of shares. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation except that, due to the differing expenses borne by the classes, dividends and liquidation proceeds for each class will likely differ.

         Shares are fully paid, non-assessable, and have no preemptive rights. Shareholders have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held). Each share of the Fund has equal voting rights, except that if a matter affects only the shareholders of a particular class only shareholders of that class shall have a right to vote. On Trust matters requiring shareholder approval, shareholders of the Trust are entitled to vote only with respect to matters that affect the interests of the Fund or the class of shares they hold, except as otherwise required by applicable law.

         There will normally be no meetings of shareholders to elect Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. However, the holders of not less than a majority of the outstanding shares of the Trust may remove any person serving as a Trustee and the Trust Board will call a special meeting of shareholders to consider removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.

REPORTS

         The Trust sends each shareholder a semi-annual report and an audited annual report containing the Fund's financial statements.

PERFORMANCE

         The Fund may include quotations of its average annual total return, cumulative total return and other performance measures in advertisements or reports to shareholders or prospective investors. Average annual total return of a class of shares is based upon the overall dollar or percentage change in value of a hypothetical investment each year over specified periods. Average annual total returns reflect the deduction of a proportional share of a Fund's expenses (on an annual basis) and assumes investment and reinvestment of all dividends and distributions at NAV. Cumulative total returns are calculated similarly except that the total return is aggregated over the relevant period instead of annualized.

         Performance quotations are calculated separately for each class of shares of the Fund. The Fund may also be compared to various unmanaged securities indices, groups of mutual funds tracked by mutual fund ratings services, or other general economic indicators. Unmanaged indices may assume the reinvestment of dividends but do not reflect deductions for administrative and management costs and expenses.

         Performance information represents only past performance and does not necessarily indicate future results. For a description of the methods used to determine total return and other performance measures for the Fund, see the SAI.

CUSTODIAN AND TRANSFER AGENT

     The Chase Manhattan Bank is custodian of the Fund's and the Portfolio's assets. Forum Financial Corp. serves as the Fund's transfer and dividend disbursing agent.

SHAREHOLDER INQUIRIES

         Inquiries about the Fund, including its past performance, should be directed to:
                  Schroder International Smaller Companies Fund
                  P.O. Box 446
                  Portland, Maine 04112
         Information about specific shareholder accounts may be obtained from the Transfer Agent by calling (800) 344-8332.

FUND STRUCTURE

         CLASSES OF SHARES. The Fund has two classes of shares, Investor Shares and Advisor Shares. Advisor Shares are offered by a separate prospectus to individual investors, in most cases through Service Organizations. Advisor Shares have lower investment minimums and incur more expenses than Investor Shares. Except for certain differences, each share of each class represents an undivided, proportionate interest in the Fund. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund except that, due to the differing expenses borne by the two classes, the amount of dividends and other distributions will differ between the classes. Information about Advisor Shares is available from the Fund by calling Schroder Advisors at (800) 730-2932.

         THE PORTFOLIO. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has substantially the same investment objective and substantially similar policies as the Fund. Accordingly, the Portfolio directly acquires its own securities and the Fund acquires an indirect interest in those securities. The Portfolio is a separate series of Schroder Core, a business trust organized under the laws of the State of Delaware in December 1996. Schroder Core is registered under the 1940 Act as an open-end management investment company and currently has four separate portfolios. The assets of the Portfolio, a diversified portfolio, belong only to, and the liabilities of the Portfolio are borne solely by, the Portfolio and no other portfolio of Schroder Core.

         The Fund's investment in the Portfolio is in the form of a non-transferable beneficial interest. As of November 4, 1996, there were two institutional investors in the Portfolio. The Portfolio may permit other investment companies or qualified investors to invest in it. All other investors in the Portfolio will invest on the same terms and conditions as the Fund. All investors in the Portfolio bear a proportionate share of the Portfolio's expenses.

         The Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in the Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subject to a vote of investors, as required by the 1940 Act and other applicable law, the Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by its shareholders. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, if other investors hold a majority interest in the Portfolio, they could have voting control of the Portfolio.

         The Portfolio will not sell its shares directly to members of the general public. Another investor in the Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as the Fund and could have different advisory and other fees and expenses than the Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. There is currently no such other investment company that offers its shares to members of the general public. Information regarding any such funds in the future will be available from Schroder Core by calling Forum Financial Corp. at (207) 879-8903.

         Under federal securities law, any person or entity that signs a registration statement may be liable for a misstatement or omission of a material fact in the registration statement. Schroder Core, its Trustees and certain of its officers are required to sign the registration statement of the Trust and may be required to sign the registration statements of certain other investors in the Portfolio. In addition, under federal securities law, Schroder Core may be liable for misstatements or omissions of a material fact in any proxy soliciting material of an investor in Schroder Core, including the Fund. Each investor in the Portfolio, including the Trust, will indemnify Schroder Core and its Trustees and officers ("Schroder Core Indemnitees") against certain claims.

         Indemnified claims are those brought against the Schroder Core Indemnitees based on a misstatement or omission of a material fact in the investor's registration statement or proxy materials. No indemnification need be made, however, if such alleged misstatement or omission relates to information about Schroder Core and was supplied to the investor by Schroder Core.
Similarly, Schroder Core will indemnify each investor in the Portfolio, including the Fund, for any claims brought against the investor with respect to the investor's registration statement or proxy materials, to the extent the claim is based on a misstatement or omission of a material fact relating to information about Schroder Core that is supplied to the investor by Schroder Core. In addition, each registered investment company investor in the Portfolio will indemnify each Schroder Core Indemnitee against any claim based on a misstatement or omission of a material fact relating to information about a series of the registered investment company that did not invest in Schroder Core. The purpose of these cross-indemnity provisions is to limit the liability of Schroder Core to information that it knows or should know and can control. With respect to other prospectuses and other offering documents and proxy materials of investors in Schroder Core, its liability is similarly limited to information about and supplied by it.

         CERTAIN RISKS OF INVESTING IN THE PORTFOLIO. The Fund's investment in the Portfolio may be affected by the actions of other large investors in the Portfolio, if any. For example, if the Portfolio had a large investor other than the Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

         The Fund may withdraw its entire investment from the Portfolio at any time, if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of the shareholders of all investors (including the Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Trust Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it usually would likely incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Portfolio, the Trust Board would consider appropriate alternatives, including the management of the Fund's assets in accordance with its investment objective and policies by SCMI, or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. The inability of the Fund to find a suitable replacement investment, in the event the Trust Board decided not to permit SCMI to manage the Fund's assets, could have a significant impact on shareholders of the Fund.

         Each investor in the Portfolio, including the Fund, may be liable for all obligations of the Portfolio. The risk to an investor in the Portfolio of incurring financial loss on account of such liability, however, is limited to circumstances in which the Portfolio is unable to meet its obligations, the occurrence of which SCMI considers to be quite remote. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

APPENDIX A
PRIOR PERFORMANCE OF SCMI

         The following table sets forth SCMI's composite performance data relating to the historical performance of a commingled investment fund for tax-exempt pension and profit sharing trusts that is managed by the investment adviser and is the only account managed by the investment adviser with an investment objective, policies, strategies and risks substantially similar to those of the Portfolio. The commingled fund commenced operations in May, 1989, and as of September 30, 1996, had total net assets of approximately $980 million. THE DATA ARE PROVIDED TO ILLUSTRATE THE PAST PERFORMANCE OF SCMI IN MANAGING SUBSTANTIALLY SIMILAR ACCOUNTS AS MEASURED AGAINST SPECIFIED MARKET INDICES AND DO NOT REPRESENT THE PERFORMANCE OF THE PORTFOLIO. INVESTORS SHOULD NOT CONSIDER THIS PERFORMANCE DATA AS AN INDICATION OF FUTURE PERFORMANCE OF THE PORTFOLIO, OF THE FUND OR OF THE INVESTMENT ADVISER.

         SCMI's composite performance data shown below were calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR"), respectively applied to all time periods. AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to: (i) promote full and fair presentations by investment advisers of their performance results; and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. Returns do not reflect the deduction of investment advisory fees, custody fees, brokerage commissions and execution costs paid by the account, without provision for federal or state taxes. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The monthly returns combine the accounts' returns (calculated on a time-weighted rate of return that is revalued whenever cash flows exceed $500) by asset-weighting each account's asset value as of the beginning of the month. Quarterly and yearly returns are calculated by linking the monthly and quarterly returns, respectively, in accordance with AIMR standards.

         The commingled investment fund that is included in the investment adviser's composite is not subject to the same types of expenses to which the Portfolio is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the Investment Company Act of 1940 or the Internal Revenue Code. The performance results for SCMI's composite could have been adversely affected if the commingled investment fund had been subject to such regulation.

The investment results of the commingled investment fund are audited annually. Presenting the performance of such fund here is not intended to predict or suggest the returns that might be experienced by the Portfolio, the Fund or an individual investor investing in the Fund. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

Annual Rates of Return

                                   1/1/96 -                                                                  5/31/89 -
                                    9/30/96     1995      1994      1993       1992      1991      1990      12/31/89
                                  -----------  -------  --------  ---------  ---------  -------  ---------  -----------

Adviser's Composite                  13.6%      6.2%      4.4%      30.0%      -9.3%     8.4%      -2.3%       36.8%

Salomon Brothers
Extended Market Index (1)            7.7%       4.8%      9.4%      30.7%     -15.3%     6.5%     -22.6%       24.9%


(1) The Salomon Brothers Extended Market Index ("EMI") is the portion of the Salomon Brothers Broad Market Index ("BMI") related to companies with small market capitalization in approximately 22 countries. Only issues that non-local investors may purchase are included. In establishing the EMI, Salomon Brothers ranks all companies in the BMI (I.E., companies with available market capital greater than U.S. $100 million) within each country by their total (unadjusted) market capital. The EMI represents the smallest companies in each country based on total market capital having in the aggregate 20% of the cumulative available market capital in such country.

INVESTMENT ADVISER
Schroder Capital Management International Inc.
787 Seventh Avenue
New York, New York 10019

ADMINISTRATOR & DISTRIBUTOR
Schroder Fund Advisors Inc.
787 Seventh Avenue
New York, New York 10019

SUBADMINISTRATOR
Forum Administrative Services, Limited Liability Company
Two Portland Square
Portland, Maine  04101

CUSTODIAN
The Chase Manhattan Bank
Global Custody Division
Woolgate House, Coleman Street
London EC2P 2HD, United Kingdom

TRANSFER AND DIVIDEND DISBURSING AGENT
Forum Financial Corp.
P.O. Box 446
Portland, Maine 04112

INDEPENDENT AUDITORS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

Table of Contents

PROSPECTUS SUMMARY.............................3
EXPENSES OF INVESTING
    IN THE FUND................................4
Fee Table......................................4
Example........................................4
FINANCIAL HIGHLIGHTS...........................5
INVESTMENT OBJECTIVE...........................6
INVESTMENT POLICIES............................6
ADDITIONAL INVESTMENT POLICIES
    AND RISK CONSIDERATIONS....................7
RISK CONSIDERATIONS...........................10
MANAGEMENT OF THE FUND........................12
Boards of Trustees............................12
Investment Adviser and
    Portfolio Managers........................12
Administrative Services.......................13
Expenses......................................13
Portfolio Transactions........................14
Code of Ethics................................14
INVESTMENT IN THE FUND........................14
Purchase of Shares............................14
Retirement Plans and Individual
  Retirement Accounts.........................15
Statement of Intention........................16
Exchanges.....................................16
Redemption of Shares..........................16
Net Asset Value...............................17
DIVIDENDS, DISTRIBUTIONS
  AND TAXES...................................18
The Fund......................................18
The Portfolio.................................19
OTHER INFORMATION.............................20
Capitalization and Voting.....................20
Reports.......................................20
Performance...................................20
Custodian and Transfer Agent..................21
Shareholder Inquiries.........................21
Fund Structure................................21
Appendix A...................................A-1